Q2 FY 2015 FINANCIAL RESULTS CONFERENCE CALL January 29, 2015 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR This presentation may contain certain comments, which are “forward-looking” statements that involve plans, strategies, economic performance and trends, projections, expectations, or beliefs about future events and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties; these statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Any number of factors could cause actual results to differ materially from anticipated results. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2014, as well as the quarterly report on Form 10-Q for the quarter ended September 30, 2014, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any intentions or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS – Q2 FY15 3  Record net sales for second quarter 2015 of $807 million, up 9% Y/Y, and non-GAAP diluted EPS of $0.68; above our expected range  Worldwide Barcode & Security sales increased 5% Y/Y, or 8% excluding foreign exchange  Worldwide Communications & Services sales increased 16% Y/Y, or 17% excluding foreign exchange  Includes successful acquisition of Imago for full quarter  Second quarter 2015 return on invested capital of 14.8% excluding acquisition costs and change in fair value of contingent consideration  On January 13, 2015, completed acquisition of Network 1, Brazil’s leading communications value-added distributor * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q2 FY15 Q2 FY14 GAAP Non- GAAP* GAAP Non- GAAP* Y/Y Change (non-GAAP): Net sales $807.0 $807.0 $740.6 $740.6  9.0% increase Gross profit 78.1 78.1 77.3 77.3  1.1% increase Gross profit margin % (of net sales) 9.7% 9.7% 10.4% 10.4%  75 bp margin decrease SG&A expenses 48.7 48.7 48.4 48.4  0.8% higher SG&A Amortization of intangible assets 1.4 -- 0.9 -- Change, FV contingent consideration 0.5 -- 0.5 -- Acquisition costs 1.5 -- -- -- Operating income 26.0 29.4 27.5 28.9  1.7% increase Operating income % (of net sales) 3.2% 3.6% 3.7% 3.9%  26 bp margin decrease Net income $16.8 $19.7 $18.3 $19.2  2.2% increase Diluted EPS $0.58 $0.68 $0.64 $0.67  1.5% increase HIGHLIGHTS – Q2 FY15 4 * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In millions, except EPS

Q2 FY15 Q2 FY14 Net sales $499.8 $476.2 Gross profit $41.9 $42.7 Gross margin 8.4% 9.0% Operating income $13.6 $13.0 Operating income % 2.7% 2.7% Non-GAAP operating income $14.3 $14.0 Non-GAAP operating income % 2.9% 2.9% WW BARCODE & SECURITY 5 $476 $500 Q2 FY14 Q2 FY15 Net Sales, $ in millions Up 4.9% Excluding FX, Up 8.1% $ in millions Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q2 FY15 Q2 FY14 Net sales $307.2 $264.4 Gross profit $36.2 $34.5 Gross margin 11.8% 13.1% Operating income $13.9 $14.5 Operating income % 4.5% 5.5% Non-GAAP operating income $15.1 $14.9 Non-GAAP operating income % 4.9% 5.6% WW COMMUNICATIONS & SERVICES 6 $264 $307 Q2 FY14 Q2 FY15 Net Sales, $ in millions Up 16.2% Excluding FX, Up 16.7% $ in millions Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q2 FY15 Q1 FY15 Q2 FY14 Return on invested capital (“ROIC”)* 14.8% 16.2% 16.2% Cash and cash equivalents (Q/E) $121.5 $139.9 $157.1 Operating cash flow, trailing 12-months $36.7 $2.7 $140.8 Days sales outstanding in receivables 55 55** 53 Inventory (Q/E) $518.4 $495.1 $467.2 Inventory turns 5.8 5.7** 5.9 Paid for inventory days 12.2 9.7** 11.3 Q2 FY15 KEY MEASURES 7 $ in millions * Excludes non-GAAP adjustments and change in fair value of contingent consideration. See Appendix for calculation of ROIC, a non-GAAP measure. ** Excludes the impact of Imago, which was completed September 19, 2014.

Q3 FY15 OUTLOOK* 8 * Outlook as of January 29, 2015. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. For the quarter ending March 31, 2015, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs: Net Sales Non-GAAP Diluted Earnings Per Share  Range from $800 million to $820 million  Range midpoint: $810 million  Range from $0.54 to $0.57 per share  Range midpoint: $0.555

WW BARCODE & SECURITY HIGHLIGHTS 9 $476 $500 Q2 FY14 Q2 FY15 Net Sales, $ in millions Up 4.9% Excluding FX, Up 8.1%  62% of overall sales  Record sales results for POS & Barcode teams in North America and Europe  Strong big deal quarter  Positive results from almost every major product category  Key investments in growth areas: Physical Security, 3D Printing, Payment Processing, Mobile Computing * See Appendix for reconciliation of net sales excluding impact of foreign exchange to a GAAP measure.

WW COMMUNICATIONS & SERVICES HIGHLIGHTS 10 $264 $307 Q2 FY14 Q2 FY15 Net Sales, $ in millions Up 16.2% Excluding FX, Up 16.7% * See Appendix for reconciliation of net sales excluding impact of foreign exchange to a GAAP measure.  38% of overall sales  First full quarter with Imago; very good results  With Imago, now offer a stronger portfolio of video, voice and data products in Europe  Key investments in growth areas: International, Pro AV, and Collaboration

APPENDIX: NON-GAAP FINANCIAL INFORMATION 11 ($ in thousands) Quarter Ended December 31, 2014 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 25,990 $ 25,938 $ 16,821 $ 0.58 Adjustment: Amortization of intangible assets 1,443 1,443 1,025 0.04 Change in fair value of contingent consideration 463 463 346 0.01 Acquisition costs (a) 1,474 1,474 1,474 0.05 Non-GAAP measure $ 29,370 $ 29,318 $ 19,666 $ 0.68 Quarter Ended December 31, 2013 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 27,461 $ 27,809 $ 18,298 $ 0.64 Adjustment: Amortization of intangible assets 930 930 609 0.02 Change in fair value of contingent consideration 499 499 330 0.01 Non-GAAP measure $ 28,890 $ 29,238 $ 19,237 $ 0.67 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 12 ($ in thousands) Quarter Ended December 31, 2014 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 499,772 $ 307,247 $ - $ 807,019 GAAP operating income $ 13,576 $ 13,888 $ (1,474) $ 25,990 Adjustments: Amortization of intangible assets 519 924 - 1,443 Change in fair value of contingent consideration 160 303 - 463 Acquisition costs - - 1,474 1,474 Non-GAAP operating income $ 14,255 $ 15,115 $ - $ 29,370 GAAP operating income % (of net sales) 2.7% 4.5% n/m 3.2% Non-GAAP operating income % (of net sales) 2.9% 4.9% n/m 3.6% Quarter Ended December 31, 2013 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 476,206 $ 264,412 $ - $ 740,618 GAAP operating income $ 12,955 $ 14,506 $ - $ 27,461 Adjustments: Amortization of intangible assets 580 350 - 930 Change in fair value of contingent consideration 499 - - 499 Non-GAAP operating income $ 14,034 $ 14,856 $ - $ 28,890 GAAP operating income % (of net sales) 2.7% 5.5% n/m 3.7% Non-GAAP operating income % (of net sales) 2.9% 5.6% n/m 3.9% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION

($ in thousands)

	Q2 FY15	Q1 FY15	Q2 FY14
Return on invested capital (ROIC), annualized (a)	**14.8%**	**16.2%**	**16.2%**
Reconciliation of Net Income to EBITDA			
Net income - GAAP	$ 16,821	$ 19,208	$ 18,298
Plus: Income taxes	9,117	10,028	9,511
Plus: Interest expense	207	190	235
Plus: Depreciation and amortization	2,443	1,897	1,778
EBITDA	28,588	31,323	29,822
Change in fair value of contingent consideration	463	513	499
Acquisition costs	1,474	1,350	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 30,525	$ 33,186	$ 30,321
Invested Capital Calculation			
Equity - beginning of the quarter	$ 810,265	$ 802,643	$ 723,748
Equity - end of quarter	818,748	810,265	751,446
Add: Change in fair value of contingent consideration, net of tax	346	341	330
Add: Acquisition costs, net of tax	1,474	1,350	-
Average equity	815,417	807,300	737,762
Average funded debt (b)	5,429	6,205	5,429
Invested capital (denominator for ROIC)(non-GAAP)	$ 820,846	$ 813,505	$ 743,191

Notes:

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 14 ($ in millions) Worldwide Barcode & Security Net sales, excluding impact of foreign exchange (FX) - Y/Y Change: Q2 2015 net sales $ 499.8 Foreign exchange impact 14.7 Q2 2015 net sales, excluding FX impact $ 514.5 Q2 2014 sales $ 476.2 % Change 8.1% Worldwide Communications & Services Net sales, excluding impact of foreign exchange (FX) - Y/Y Change: Q2 2015 net sales $ 307.2 Foreign exchange impact 1.3 Q2 2015 net sales, excluding FX impact $ 308.5 Q2 2014 sales $ 264.4 % Change 16.7%